SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 31, 2007
(Date of earliest event reported)

Exide Technologies
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-11263 (Commission File Number)	23-0552730 (IRS Employer Identification No.)

100 Deerfield Parkway, Building 200, Alpharetta, Georgia (Address of principal executive offices)	30004 (Zip Code)
(678) 566-9000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
In connection with the previously announced offering by Exide Technologies, a Delaware corporation (the “Company”), of subscription rights to purchase up to approximately 14 million shares of the Company’s common stock to holders of the Company’s common stock (the “Rights Offering”), the Company is filing the items included as exhibits to this current report on Form 8-K for the purpose of incorporating such items as exhibits in its Registration Statement on Form S-3 (File No. 333-141725).
As a result of the Rights Offering, the exercise price of the Company’s warrants will be reduced to $29.84 per share of common stock, the number of shares issuable upon the exercise of each warrant will increase by approximately 1.58%, the conversion price of the Company’s convertible senior subordinated notes will be reduced to $16.23 per share and the number of shares issuable upon the conversion of each convertible note will increase by approximately 3.14%. These adjustments will be confirmed in notices sent to the holders of the warrants and the convertible notes in accordance with the warrant agreement and the indenture for the convertible notes.
Item 9.01. Financial Statements and Exhibits.
4.1	Form of Rights Certificate.

4.2	Subscription Agent Agreement, dated August 31, 2007, by and between Exide Technologies and American Stock Transfer & Trust Company.

5.1	Opinion of Jones Day regarding the validity of the securities being registered.

5.2	Opinion of Richards, Layton & Finger, PA, regarding the binding obligations of the rights being offered.

8.1	Opinion of Jones Day regarding United States federal income tax matters.

23.1	Consent of Jones Day (included in Exhibit 5.1 hereto).

23.2	Consent of Richards, Layton & Finger, PA (included in Exhibit 5.2 hereto).

23.3	Consent of Jones Day (included in Exhibit 8.1 hereto).

99.1	Form of Instructions as to Use of Rights Certificates.

99.2	Form of Notice of Guaranteed Delivery for Rights Certificates.

99.3	Form of Letter to Shareholders who are Record Holders.

99.4	Form of Letter to Shareholders who are Beneficial Holders.

99.5	Form of Letter to Clients of Shareholders who are Beneficial Holders.

99.6	Form of Nominee Holder Certification.

99.7	Beneficial Owner Election Form.

99.8	Form of Notice of Important Tax Information.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Exide Technologies
By:	/s/ Francis M. Corby, Jr.
Name:	Francis M. Corby, Jr.
Title:	Executive Vice President and Chief Financial Officer

Dated: August 31, 2007

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Rights Certificate.

4.2	Subscription Agent Agreement, dated August 31, 2007, by and between Exide Technologies and American Stock Transfer & Trust Company.

5.1	Opinion of Jones Day regarding the validity of the securities being registered.

5.2	Opinion of Richards, Layton & Finger, PA, regarding the binding obligations of the rights being offered.

8.1	Opinion of Jones Day regarding United States federal income tax matters.

23.1	Consent of Jones Day (included in Exhibit 5.1 hereto).

23.2	Consent of Richards, Layton & Finger, PA (included in Exhibit 5.2 hereto).

23.3	Consent of Jones Day (included in Exhibit 8.1 hereto).

99.1	Form of Instructions as to Use of Rights Certificates.

99.2	Form of Notice of Guaranteed Delivery for Rights Certificates.

99.3	Form of Letter to Shareholders who are Record Holders.

99.4	Form of Letter to Shareholders who are Beneficial Holders.

99.5	Form of Letter to Clients of Shareholders who are Beneficial Holders.

99.6	Form of Nominee Holder Certification.

99.7	Beneficial Owner Election Form.

99.8	Form of Notice of Important Tax Information.